Recovery of Erroneously Awarded Compensation - Restatement Determination Date:: 2024-08-05	12 Months Ended
Dec. 31, 2024 USD ($) $ / shares shares
Erroneously Awarded Compensation Recovery
Restatement Determination Date	Aug. 05, 2024
Aggregate Erroneous Compensation Amount	$ 707,812
Erroneous Compensation Analysis
As described in further detail below, based on the Clawback Analysis, the Company determined that the restatement resulted in excess amounts being paid in respect of 2023 incentive compensation received by the covered executive officers, which included the 2023 MICP and the performance units under the 2021-2023 LTIP cycle. The excess amounts paid to all covered executives were in an aggregate amount of (i) $422,498 under the 2023 MICP and (ii) 8,062 shares under the 2021-2023 LTIP (with a value of $285,314, which is based on the closing price per share of the Company’s common stock of $35.39 on January 26, 2024, which was the date of settlement for the 2021-2023 LTIP), with both clawback amounts having an aggregate total value of $707,812. As of December 31, 2024, the aggregate dollar amount of erroneously awarded compensation that remained outstanding was $677,472; however, all amounts have been recovered as of the date hereof.
With respect to the 2023 MICP, the Company reviewed the achievement of the 2023 MICP performance metrics as originally certified by the Committee in early 2024, and determined that the achievement of the operating income performance metric was approximately seven percentage points higher than what it would have been if calculated based on the restated financials. Accordingly, the 2023 MICP payout of 115% should have been earned at 108% of target levels, resulting in excess compensation paid to nine current and former executive officers, including Messrs. Hinrichs, Pelkey, Boone, Cory, Fortune, Goldman and Boychuk, as shown in the table below.
Stock Price or TSR Estimation Method
In addition to the 2023 MICP, the Company also reviewed the achievement of the performance metrics under the 2021-2023 LTIP performance units as originally certified by the Committee in early 2024. The Committee determined that the achievement of the average annual operating income growth rate and cumulative free cash flow performance metrics were not impacted by the “little r” financial restatement and would still result in an achievement level of 200% when calculated based on the restated financials. However, after reviewing the impact the restated financials had on the relative TSR performance modifier applicable to the performance units for the NEOs, it was determined that the relative TSR modifier achieved would have been two percentage points lower than if calculated based on the restated financials.

Outstanding Aggregate Erroneous Compensation Amount	$ 677,472
Aggregate Erroneous Compensation Amount, 2023 MICP, Value	$ 422,498
Aggregate Erroneous Compensation Amount, 2021-2023 LTIP, Shares | shares	8,062
Aggregate Erroneous Compensation Amount, 2021-2023 LTIP, Value	$ 285,314
Aggregate Erroneous Compensation Amount, Share Price | $ / shares	$ 35.39
Compensation Metric, TDR Modifier, Percentage Increase (Decrease)	(0.02)